Filed Pursuant to Rule 497(K) Registration Nos. 333-123998 and 811-21749

CRM 130/30 Value Fund	Summary Prospectus

Investor Shares CRMTX	October 28, 2009

Institutional Shares CRITX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.crmfunds.com/download_center.aspx. You can also get this information at no cost by calling 800-CRM-2883 or by sending an email request to prospectus@crmllc.com. The Fund’s prospectus and statement of additional information, both dated October 28, 2009, and the independent registered public accounting firm’s report and financial statements in the Fund’s annual report to shareholders dated June 30, 2009, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

CRM 130/30 Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table sets forth the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	1.25%	1.25%
Distribution (12b-1) Fees	None	None
Other Expenses
Shareholder Servicing Fee	0.25%	None
Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	0.80%	0.80%
Remainder of Other Expenses	1.71%	1.75%

Total Other Expenses	2.76%	2.55%

Total Annual Fund Operating Expenses(1)	4.01%	3.80%
Fee Waiver and Expense Reimbursement(1)	(1.65)%	(1.69)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.36%	2.11%

(1)	The Adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions and interest, (“interest” includes interest expense on borrowings) exceed 2.00% and 1.75% of average daily net assets of Investor Shares and Institutional Shares, respectively. These expense limitations are in effect until November 1, 2010. Prior to that date, the arrangement may be terminated for a class only by the vote of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that you reinvested all dividends and other distributions; the average annual return was 5%; the Fund’s total operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) are charged and remain the same over the time periods; and you redeemed all of your investment at the end of each time period.

Although your actual costs may be higher or lower based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$239	$1,070	$1,918	$4,113
Institutional Shares	$214	$1,005	$1,816	$3,929

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 192% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, invests at least 80% of its assets in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the Russell 1000 Index that are publicly traded on a U.S. securities market. The market capitalization range of the Index changes constantly, and as a result, the capitalization of companies in which the Fund will invest will also change. As of September 30, 2009, the market capitalization range of the Index was from approximately $360 million to $334.78 billion. For purposes of the 80% investment policy, equity and equity related securities include: common and preferred stocks, securities convertible into common stock and warrants on common stock. In applying this 80% investment policy, the assets of the Fund include both long and short positions and Fund borrowings.

The Fund will hold long equity securities that the Adviser has identified as undervalued and take short positions in equity securities that the Adviser has identified as overvalued or poised for underperformance. The Adviser believes that a long/short strategy will enable the Fund to reflect the Adviser’s positive and negative views on individual stocks and to seek higher performance. If the Fund’s strategy succeeds, in rising markets, the Fund’s long positions will appreciate to a greater extent than the short positions, and in declining markets, the short positions will gain in value relative to the long positions. However, there can be no guarantee that this result will be achieved.

The Fund intends to maintain an approximate net 100% long exposure (long market value minus short market value) to the equity market. The Fund will normally seek to hold long positions in equity and equity related securities equal in value to approximately 130% of the Fund’s net assets and short positions equal in value to approximately 30% of the Fund’s net assets. However, these ratios may vary due to a number of factors, including the relative performance of the Fund’s long and short positions and the availability of attractive investment opportunities.

The Adviser evaluates investment opportunities for the Fund using a proprietary value-oriented process that seeks to identify companies characterized by three attributes: change, neglect and relative valuation. The Adviser seeks to identify those changes that are material to a company’s operations, outlook and prospects while also identifying companies that it believes have been neglected by other investors. Through a qualitative and quantitative research process focused on these attributes, the Adviser strives to identify and invest in relatively undervalued companies. These factors formulate the Adviser’s investment case for each company under consideration for investment. An important function of the Adviser’s investment process is to set a price target at which the security will be sold, or a short position will be closed out, provided that there has been no fundamental change in the investment case. The Adviser constantly monitors the portfolio companies held by the Fund to determine if the security continues to act in accordance with the Adviser’s initial assessment. Ordinarily, once the Adviser believes that an investment case has realized its anticipated prospects, the security will be sold. Additionally, the security would typically be sold if the identified change does not have the expected impact on earnings and cash flow of the company or a company’s fundamentals deteriorate, or due to other market conditions that would cause the Adviser to believe a sale would be advisable. A short position may be closed out when a company’s fundamentals improve or expected underperformance fails to occur.

PRINCIPAL INVESTMENT RISKS

It is possible to lose money by investing in the Fund. There is no guarantee the stock market or the stocks the Fund buys will increase in value. The following is a summary description of certain risks of investing in the Fund.

Market Risk. Stock markets are volatile and can decline significantly in response to adverse issuer, regulatory, market or economic developments. Different parts of the U.S. market and different markets around the world can react differently to these developments. When market prices fall, the value of your investment will go down. The recent global financial crisis has caused a significant decline in the value and liquidity of many securities. The Fund may experience a substantial or complete loss on any individual security.

Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. This may result from a wide variety of factors that affect particular companies or industries, including changes in market demand for particular goods and services, increases in costs of supply, changes in management, increased competition and changes in regulatory environment.

Value Investing Risk. Value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. The Adviser may be incorrect when it decides that a stock is undervalued by the market.

Short Sales Risk. Short sales involve significant risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to borrow securities that it needs to take a short position or purchase securities needed to close out a short position at an acceptable price. Also, the lender of a security that the Fund has sold short may terminate the loan at a time when the Fund is unable to borrow the same security from another lender. In that case, the Fund would need to purchase a replacement security at the then current market price or pay the lender the cost of purchasing the security. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited as there is no limit on any such increases in value. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. Short positions involve significant transaction costs.

Borrowing or Leverage Risk. Leverage occurs when a fund increases its assets available for investment using borrowings or similar transactions. Since short sales involve borrowing securities and then selling them, the Fund’s short sales will effectively leverage the Fund’s assets. Borrowing and other transactions used for leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Leverage thus creates the potential for greater gains, but also greater losses. To repay its obligations, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There are also costs associated with engaging in leverage, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The Fund cannot guarantee that its leveraging strategy will be successful.

Risks of Foreign Investments. Investing in foreign securities involves special risks that can increase the potential for losses. These risks may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, economic or social instability. Because many foreign markets are smaller, less liquid and more volatile, the Fund may not be able to sell portfolio securities at times, in amounts and at prices it considers reasonable. In some foreign countries, less information is available about issuers and markets. Foreign markets may offer less protection to investors. Foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid.

Risk of Increase in Expenses. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

These and other risks are discussed in more detail in the Fund’s prospectus or in the statement of additional information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The bar chart and the average annual total return table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows changes in the Fund’s performance from calendar year to calendar year for Institutional Shares. The table shows how the Fund’s average annual total returns for one year and since inception, both before and after taxes, compare with those of the Russell 1000 Index, a broad-based measure of market performance. Total returns would have been lower had certain fees and expenses not been waived. The Fund makes updated performance information available at the Fund’s website, www.crmfunds.com, or at the following telephone number: 800-CRM-2883. Of course, the Fund’s past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Best Quarter During the Period Covered in the Bar Chart	Worst Quarter During the Period Covered in the Bar Chart

0.99%	(18.09)%
For the quarter ended June 30, 2008	For the quarter ended December 31, 2008

Average Annual Total Returns as of December 31, 2008	1 Year and Since Inception (December 31, 2007)
Institutional Shares
Before Taxes	(33.90)%
After Taxes on Distributions	(33.90)%
After Taxes on Distributions and Sale of Shares	(22.04)%
Investor Shares
Before Taxes	(34.00)%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	(37.92)%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Shares. After-tax returns for Investor Shares will vary.

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC.

PORTFOLIO MANAGERS

Ronald H. McGlynn, Jay B. Abramson, Robert “Chip” L. Rewey, Kevin M. Chin and Michael J. Caputo are jointly responsible for the management of the Fund. Each portfolio manager has served as a portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s net asset value next determined after receipt of your request in good order.

The minimum initial investment in the Fund’s shares is $2,500 ($2,000 for individual retirement accounts or automatic investment plans) for Investor Shares and $1,000,000 for Institutional Shares. The minimum additional investment for direct investors in the Fund’s Investor Shares is $100. Your financial intermediary may impose higher investment minimums. There is no minimum amount for additional investments in Institutional Shares.

You may purchase or redeem Fund shares by contacting your financial intermediary or, if you hold your shares directly with the Fund, by contacting the Fund

(i)	in writing at:

Regular Mail	Overnight Mail
CRM Funds	CRM Funds
c/o PNC Global	c/o PNC Global
Investment Servicing, Inc.	Investment Servicing Inc.
P.O. Box 9812	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

(ii)	by telephone at 800-CRM-2883

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains, and it is a taxable event for you if you redeem, sell or exchange Fund shares, except when your investment in the Fund is made through an individual retirement account, 401(k) or other tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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